UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2011
WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 18, 2011, the Board of Directors of Westmoreland Coal Company (the “Company”) approved the delisting of the Company’s common stock, par value $2.50, from the NYSE Amex (“NYSE”) and the transfer of the listing to the NASDAQ Global Market (“NASDAQ”). The Company’s common stock has been approved for listing on NASDAQ and is expected to commence trading on NASDAQ on or about May 2, 2011 under the Company’s current trading symbol “WLB.” The Company expects trading to cease on the NYSE effective at the close of business on April 29, 2011.
A copy of the press release issued by the Company on April 20, 2011 is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 20, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: April 20, 2011	By:	/s/ Kevin Paprzycki
Kevin Paprzycki
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 20, 2011